 Exhibit 10.3

FORM OF SECURITIES TRANSFER AGREEMENT

[The provisions of the Securities Transfer Agreement for each series will be modified as applicable]

THIS SECURITIES TRANSFER AGREEMENT, dated as of [          ] (the “Agreement”), is between [          ], a [          ] (the “Seller”), and BLG Securities Company, LLC, a Delaware limited liability company (the “Depositor”).  Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the [Transfer] [Pooling] and Servicing Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Depositor desires to purchase from the Seller, and the Seller desires to sell to the Depositor, the Underlying Securities identified on Annex A hereto; and

WHEREAS, in exchange for payment of the Purchase Price, the Depositor intends to sell the Underlying Securities on the Closing Date to [the Trustee on behalf of the] Bayview Commercial Asset Trust 20[   ]-[  ] [(the “Issuer”)] pursuant to the [Transfer] [Pooling] and Servicing Agreement dated as of [          ] (the “[Transfer] [Pooling] and Servicing Agreement”), among [the Issuer,] [          ], as Master Servicer, the Depositor and [          ], as [Indenture] Trustee and Custodian;

NOW THEREFORE, the parties hereto agree as follows:

1.

Conditions.

The obligations of the parties under this Agreement are subject to the following conditions:

(a)

as of the Closing Date, the representations and warranties contained herein shall be accurate and complete;

(b)

on the Closing Date, counsel for the Depositor shall have been furnished with all such documents, certificates and opinions as such counsel may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Seller, the performance of any of the obligations of the Seller hereunder or the fulfillment of any of the conditions herein contained; and

(c)

as of the Closing Date, all conditions precedent in the [Transfer] [Pooling] and Servicing Agreement have been satisfied.

2.

Purchase and Sale of Underlying Securities.

(a)

 Set forth in Annex A hereto is additional information regarding the Underlying Securities.  The Seller hereby sells to the Depositor in exchange for payment by the Depositor to the Seller of an aggregate purchase price in U.S. dollars equal to $[          ] (the “Purchase Price”), and the Depositor hereby purchases from the Seller the Underlying Securities, including all interest accrued and unpaid thereon and all other rights with respect thereto, commencing with the [          ] distribution date.  The parties hereby acknowledge that with respect to any Underlying Security with a [          ] underlying distribution date, the Seller will be the holder of record of such Underlying Security as of the [          ] record date and, accordingly, the Seller hereby agrees to remit to the Depositor, within two Business Days of receipt, all payments received in respect of such Underlying Security.

(b)

The Depositor hereby acknowledges that delivery or transfer of the Underlying Securities to the Depositor or its designee has been made.  The Seller hereby acknowledges that the Depositor has paid to the Seller the Purchase Price in the manner agreed upon by the Seller and the Depositor.

3.

Representations and Warranties.

(a)

Each party hereby represents and warrants to the other party that (i) it is duly organized and validly existing as an entity under the laws of the jurisdiction in which it is chartered or organized, (ii) it has the requisite corporate power and authority to enter into and perform this Agreement and (iii) this Agreement has been duly authorized by all necessary corporate action, has been duly executed by one or more duly authorized officers and is the valid and binding agreement of such party enforceable against such party in accordance with its terms.

(b)

The Seller further represents and warrants to the Depositor that (i) immediately prior to the sale thereof to the Depositor, the Seller owned the Underlying Securities, had good title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind, and upon the delivery or transfer of the Underlying Securities to the Depositor as contemplated herein, the Depositor will receive good title to the Underlying Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; (ii) neither the execution, delivery nor performance by the Seller of this Agreement shall (A) conflict with, result in any breach of or constitute a default (or an event which, with the giving of notice or passage of time, or both, would constitute a default) under any term or provision of the organizational documents of the Seller, or any material indenture, agreement, order, decree or other material instrument to which the Seller is party or by which the Seller is bound which materially adversely affects the Seller’s ability to perform its obligations hereunder or (B) violate any provision of any law, rule or regulation applicable to the Seller of any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties; (iii) no consent, license, approval or authorization from, or registration or qualification with any governmental body, agency or authority, nor any consent, approval, waiver or notification of any creditor or lessor is required in connection with the execution, delivery and performance by the Seller of this Agreement except such as have been obtained and are in full force and effect; and (iv) the representations and warranties set forth in Section [    ] of the [Transfer] [Pooling] and Servicing Agreement regarding the Underlying Securities are true and correct.

4.

Non-Recourse.

Notwithstanding anything to the contrary contained herein, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest or premium (if any) on the Underlying Securities, or for any claim based on payments due thereon, against the Seller or any of its stockholders, directors, officers, agents or employees under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such persons be personally liable for any such amounts or claims, or liable for any defenses or judgment based thereon or with respect thereto, provided that the foregoing shall not (a) constitute a waiver of any rights of the Depositor against the Seller for breach of any representations or warranties contained herein, or (b) be taken to prevent recourse by the Depositor to, and the enforcement of its rights against, the Underlying Securities or any issuer thereof.

5.

Amendments.

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by the parties hereto.

6.

Communications.

Except as may be otherwise agreed between the parties, all communications hereunder shall be made in writing to the relevant party by personal delivery or by courier or first-class registered mail, or the closest local equivalent thereto:

To the Seller:

[          ]

[

          ]

Attention:

To the Depositor:

BLG Securities Company, LLC

4425 Ponce de Leon Boulevard, 5th Floor

Coral Gables, Florida  33146

Attention:

or to such other address as either party may notify to the other in accordance with the terms hereof from time to time.  Any communications hereunder shall be effective upon receipt.

7.

Successors.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person shall have any right or obligation hereunder.  Neither party may assign its rights under this Agreement without the written consent of the other party.

Pursuant to the [Transfer] [Pooling] and Servicing Agreement, the Depositor will assign all of its right, title and interest in and to the Underlying Securities to the Issuer, which, in turn, will pledge all of its right, title and interest in and to the Underlying Securities, together with its rights under this Agreement, to the [Indenture] Trustee for the benefit of the [Noteholders] [Certificateholders].  The parties hereto agree that the Issuer and the [Indenture] Trustee shall be third party beneficiaries of this Agreement, and the Seller hereby restates its representations, warranties and covenants as set forth herein for the benefit of the Issuer and the [Indenture] Trustee.  The rights of the Issuer and the [Indenture] Trustee as third party beneficiaries shall be irrevocable and coupled with an interest.

8.

Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.

Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

10.

Entire Agreement.

This Agreement embodies the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreement or understanding relating to the subject matter hereof.

11.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12.

Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

Executed as of the day and year first above written.

BLG SECURITIES COMPANY, LLC

By:  _____________________________

        Name:

        Title:

[SELLER]

By:  ____________________________

        Name:

        Title:

ANNEX A

SCHEDULE OF UNDERLYING SECURITIES

Security Designation	Underlying Agreement	Original Principal Amount	Principal Amount as of Cut-off Date

		$	$